PROPERTY, EQUIPMENT AND INTANGIBLE ASSETS, NET - Summary of Estimated Amortization Expenses for Intangible Assets (Details)	Dec. 31, 2022 USD ($)
Property Equipment And Intangible Assets [Abstract]
2023	$ 15,460
2024	15,460
2025	15,460
2026	15,460
Total	$ 61,840